TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
 California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

Supplement dated June 30, 2005
to the Prospectus dated December 29, 2004,
as supplemented through the date hereof
 (the “Prospectus”)

The following information updates the information under the section entitled “Portfolio Management — Administrator”.

As set forth in the Prospectus, the investment manager’s name has changed to TD Asset Management USA Inc.

TD Asset Management USA Inc. has replaced TD Waterhouse Investor Services, Inc. as the administrator for the Portfolios. The various administration services provided to the Portfolios by the administrator are now provided through TD Asset Management USA Inc. The address of, and other information about, the administrator remain as set forth in the Prospectus.

Shareholders should retain this Supplement for future reference.